Money Market Obligations Trust
Federated Government Obligations Fund
Capital Shares (TICKER GOCXX)
Institutional Shares (TICKER GOIXX)
Service Shares (TICKER GOSXX)
Trust Shares (TICKER GORXX)
Federated Treasury Obligations Fund
Capital Shares (TICKER TOCXX)
Institutional Shares (TICKER TOIXX)
Service Shares (TICKER TOSXX)
Trust Shares (TICKER TOTXX)
Federated U.S. Treasury Cash Reserves
Institutional Shares (TICKER UTIXX)
Service Shares (TICKER TISXX)

SUPPLEMENT TO current PROSPECTUSES
The following is hereby added as a new section to each of the above-named fund's prospectuses following the section titled “Portfolio Holdings Information”:
“Disclosure of Shadow Price
On October 17, 2013, the Fund will post its NAV per Share, calculated based upon available indications of market value, displayed to four decimal places (Shadow Price), for October 10, 2013 on the Federated Investors website at FederatedInvestors.com. Thereafter, on each Friday that is a business day, the Fund will post its Shadow Price for the preceding business day on the Federated Investors website at FederatedInvestors.com. The Shadow Price will be provided for informational purposes only. For purposes of transactions in Fund Shares, in accordance with Rule 2a-7, the price for Shares will continue to be the NAV per share of the applicable share class, calculated using the amortized cost method, as described in the section “Calculation of Net Asset Value” under “What Do Shares Cost.”
October 17, 2013
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451933 (10/13)